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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 1, 1999
                        (Date of earliest event reported)



                        LANDAMERICA FINANCIAL GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                       1-13990                  54-1589611
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


           101 Gateway Centre Parkway
               Richmond, Virginia                         23235-5153
    (Address of Principal Executive Offices)              (Zip Code)


               Registrant's telephone number, including area code:
                                 (804) 267-8000


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Item 5.      Other Events.

         Change in Transfer Agent. Effective June 1, 1999, Wachovia Bank, N.A. ("Wachovia") has withdrawn as transfer agent, registrar and dividend paying agent for LandAmerica Financial Group, Inc. (the "Company"). By an agreement effective as of June 1, 1999, the Company has appointed EquiServe Trust Company, N.A. ("EquiServe") to serve as the Company's transfer agent, registrar and dividend paying agent.

         Amendment to Rights Agreement. In connection with the withdrawal by Wachovia as the Company's transfer agent, registrar and dividend paying agent, the Company, Wachovia and State Street Bank and Trust Company, the parent company of EquiServe ("State Street"), have entered into a Second Amendment, dated as of June 1, 1999 (the "Second Amendment"), to the Amended and Restated Rights Agreement dated as of August 20, 1997 (the "Rights Agreement") between the Company and Wachovia, as Rights Agent, as amended by the First Amendment to Amended and Restated Rights Agreement, dated as of December 11, 1997, between the Company and Wachovia. Pursuant to the Second Amendment, Wachovia has withdrawn as Rights Agent and the Company has appointed State Street to serve as a successor to the Rights Agent under the Rights Agreement. The Second Amendment is attached hereto as an exhibit and is incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)    Exhibits.

             No.           Description

             4.1 Second Amendment to Amended and Restated Rights Agreement, dated as of June 1, 1999, between the Company, Wachovia Bank, N.A., as Rights Agent, and State Street Bank and Trust Company, as Successor Rights Agent.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   LANDAMERICA FINANCIAL GROUP, INC.
                                   (Registrant)



Date:  June 6, 1999                By: /s/ Russell W. Jordan, III
                                       -----------------------------------------
                                       Russell W. Jordan, III
                                       Senior Vice President and General Counsel





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                                  Exhibit Index
                                  -------------


Exhibit
Number               Document
------               --------

4.1 Second Amendment to Amended and Restated Rights Agreement, dated as of June 1, 1999, between the Company, Wachovia Bank, N.A., as Rights Agent, and State Street Bank and Trust Company, as Successor Rights Agent.

                                                                     Exhibit 4.1

                                SECOND AMENDMENT
                    TO AMENDED AND RESTATED RIGHTS AGREEMENT


         THIS SECOND AMENDMENT ("Second Amendment") to the Amended and Restated Rights Agreement, dated as of August 20, 1997 (the "Amended and Restated Rights Agreement"), between LandAmerica Financial Group, Inc., a Virginia corporation (the "Company") and Wachovia Bank, N.A., as amended by the First Amendment to Amended and Restated Rights Agreement, dated as of December 11, 1997, between the Company and Wachovia Bank, N.A. (the "First Amendment" and, together with the Amended and Restated Rights Agreement, the "Rights Agreement"), is made as of this 1st day of June, 1999 among the Company, Wachovia Bank, N.A., as Rights Agent (the "Rights Agent"), and State Street Bank and Trust Company, as successor Rights Agent (the "Successor Rights Agent").

         Pursuant to Section 27 of the Rights Agreement, the Company may from time to time supplement or amend the Rights Agreement in accordance with the provisions of Section 27 thereof. Pursuant to Section 21 of the Rights Agreement, if the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. The Rights Agent has informed the Company that in connection with the execution of this Second Amendment it wishes to withdraw as Rights Agent. By executing this Second Amendment, the Company accepts such withdrawal and appoints the Successor Rights Agent to serve as a successor to the Rights Agent under the Rights Agreement, as amended by this Second Amendment. By executing this Second Amendment, the Successor Rights Agent accepts such appointment and agrees to assume all duties, responsibilities and obligations as Rights Agent under the Rights Agreement, as amended by this Second Amendment. All acts and things necessary to make this Second Amendment a valid agreement, enforceable according to its terms, have been done and performed, and the execution and delivery of this Second Amendment by the Company, the Rights Agent and the Successor Rights Agent have been in all respects duly authorized by the Company, the Rights Agent and the Successor Rights Agent.

         In consideration of the foregoing and the mutual agreements set forth herein, the parties hereto agree as follows:

         1. As of the effective date of this Second Amendment, the Rights Agent withdraws as Rights Agent under the Rights Agreement, as amended by this Second Amendment.

         2. The Company hereby appoints the Successor Rights Agent to serve as the successor to the Rights Agent under the Rights Agreement, as amended by this Second Amendment. The Successor Rights Agent hereby accepts such appointment and assumes all duties, responsibilities and obligations as Rights Agent under the Rights Agreement, as amended by this Second Amendment.

         3. Section 1(e) of the Rights Agreement is amended to read as follows:

                  (e) "Close of business" on any given date shall mean 5:00 P.M., Eastern time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Eastern time, on the next succeeding Business Day.

         4. Section 2 of the Rights Agreement is amended to read as follows:

                  Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Shares) in accordance with the terms and conditions hereof, and the Right Agent hereby accepts such appointment. The Company may from time to time


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

         appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) days' prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent.

         5. The fifth sentence of Section 21 of the Rights Agreement is amended to read as follows:

                  Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation or trust company organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority, and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million.

         6. Section 26 of the Rights Agreement is amended to read as follows:

                  Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                        LandAmerica Financial Group, Inc.
                        101 Gateway Centre Parkway
                        Gateway One
                        Richmond, Virginia 23235-5153
                        Attention: Corporate Secretary

         Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate



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         to or on the Rights Agent shall be  sufficiently  given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                       State Street Bank and Trust Company
                       c/o EquiServe Limited Partnership
                       150 Royall Street
                       Canton, Massachusetts 02021
                       Attention: Client Administration

         Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

         7. This Second Amendment to the Rights Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

         8. This Second Amendment to the Rights Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument. Terms not defined herein shall, unless the context otherwise requires, have the meanings assigned to such terms in the Rights Agreement.

         9. In all respects not inconsistent with the terms and provisions of this Second Amendment to the Rights Agreement, the Rights Agreement is hereby ratified, adopted, approved and confirmed. In executing and delivering this Second Amendment, the Rights Agent and the Successor Rights Agent shall be entitled to all the privileges and immunities afforded to the Rights Agent under the terms and conditions of the Rights Agreement.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and attested, all as of the date and year first above written.

Attest:                                     LANDAMERICA FINANCIAL GROUP, INC.


By: /s/                                     By: /s/
    -------------------------------             --------------------------------
                                                WACHOVIA BANK, N.A.
Attest:


/s/                                         By: /s/
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Attest:                                     STATE STREET BANK AND TRUST COMPANY


By: /s/                                     By: /s/
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